Share capital - Summary of Accumulated other comprehensive income (loss) (Detail) - USD ($) $ in Thousands	Nov. 30, 2020	Nov. 30, 2019
Accumulated other comprehensive income	$ (481)	$ 21
Unrealized losses on FVOCI financial assets, net of tax
Accumulated other comprehensive income	2	(12)
Cumulative exchange difference on translation of foreign operations
Accumulated other comprehensive income	$ (483)	$ 33